                                          December 30, 1997

Mr. Simon Hill
Mr. John Hodder
Commonwealth Development Corporation ("CDC")
One Besborough Gardens
London, SW 1 2JQ
UNITED KINGDOM

Mr. Roger Peltzer
DEG - Deutsch Investitions- und
Entwicklungsgesellschaft mbH ("DEG")
BelvederstrsBe 40
D-50933 Koln 41 (Mungersdorf)
FEDERAL REPUBLIC OF GERMANY

Mr. Clement K. Miller
Export-Import Bank of the United States ("ExIm Bank")
811 Vermont Avenue, N.W.
Washington, D.C. 20571

Mr. Nguyen Dinh Hung
International Finance Corporation ("IFC")
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433

Mr. John Aldonas
Overseas Private Investment Corporation ("OPIC")
1100 New York Avenue, N.W.
Washington, D.C. 20527

Re: SIERRA RUTILE LIMITED - EXTENSION OF FORBEARANCE LETTER DATED DECEMBER 15, 1995 AS AMENDED ON DECEMBER 19, 1996, JUNE 30,
     1997 AND SEPTEMBER 30, 1997.

Gentlemen:

1. We refer to the Forbearance Letter dated December 15, 1995, as amended on December 19, 1996, on June 30, 1997 and on September 30, 1997 (the "Forbearance Letter") by and among Sierra Rutile Limited ("SRL" or the "Company"), Consolidated Rutile Limited ("CRL") and Nord Resources Corporation ("Nord") (CRL and Nord together, the "Guarantors") and each of the above-addressed institutions (together, the "Banks" and together with the Company and the Guarantors, the "Parties"). Capitalized terms that are not defined in this Letter Agreement shall have the meanings ascribed to them in the Forbearance Letter.

December 30, 1997
Page 2

2. The Forbearance Letter expires by its terms on January 1, 1998, but SRL and the Guarantors have asked each of the Banks for additional time to present to the Banks, for discussion, a proposal for repayment of the Senior Obligations (as such term is defined in the letter Agreement dated September 30, 1997 by and among the Parties). Accordingly, SRL and each Guarantor propose, effective on the date that the amounts described in Paragraph 3 below have been paid to the Banks pursuant to that paragraph, that the Forbearance Letter be amended as follows:

    (i) the definition of the term "Extended Forbearance Period" in paragraph 3(I) be amended by changing the period covered by that definition FROM "May 15, 1995 to January 1, 1998" TO "may 15, 1995 to April 1, 1998";

    (ii) paragraph 3(iii) be amended by modifying the phrase "and in paragraph 3 of the Letter Agreement dated as of September 30, 1997, in each case" (which appears after the words "Except as provided in paragraph 3 of the Letter Agreement dated as of June 30, 1997," and before the words "among the Banks, the Company and the Guarantors" at the beginning of such paragraph) to read as follows, "and in paragraph 3 of each of the Letter Agreements dated as of September 30, 1997 and December 30, 1997, in each case";

    (iii) the date "January 1, 1998" in the fourth sentence of paragraph 4(ii) be changed to "April 1, 1998";

    (iv) the schedule payment date for deferred principal payments in paragraph 7 be changed FROM "January 1, 1998" TO "April 1, 1998";

3. In consideration for the Banks' agreement to the proposals set forth in the above paragraph 2, the Company shall, on or before January 1, 1998, transfer the following amounts to the Banks with respect to the period from January 1, 1998 to April 1, 1998, in accordance with the payment instructions set forth in Annex I to this letter:

                                   Interest.
     (In US$)       Principal      Fees, etc.          Total
                    ---------      ----------          -----
     CDC           $996,666.67    $216,262.99     $1,212,929.66
     DEG            312,500.00     100,781.25        413,281.25
     ExIm Bank      835,330.65     257,047.63      1,092,378.28
     IFC            645,000.00     208,012.50        853,012.50
     OPIC           962,121.22     164,886.51      1,127,007.73

aggregating the amount of US$4,698,609.42, in immediately available funds. If, and to the extent that, at any time, all or any part of any of the foregoing amounts received by any Bank is rescinded or must be returned, in whole or in part, for any reason, whether in

December 30, 1997
Page 3

case of the bankruptcy, insolvency or reorganization of the Company or otherwise, each Guarantor shall pay to such Bank on demand under the terms of its guaranty referred to in subparagraph 4(iii) of the Forbearance Letter, in immediately available funds, fifty percent (50%) of the amount(s) so rescinded or returned. Each Bank will apply the funds received (I) under the "PRINCIPAL" column of this paragraph 3 against outstanding principal amounts immediately upon receipt, and (ii) under the "INTEREST, FEES, ETC." column of this paragraph 3 against non-principal amounts payable to it during the last three (3) months of the Extended Forbearance Period (as defined after giving effect to paragraph 2(I) of this Letter Agreement), as and when those non-principal amounts become due. If for any reason the Extended Forbearance Period ends before April 1, 1998, each Bank will apply any unapplied amount of such funds to SRL's loan obligations to such Bank in such manner as such Bank in its sole discretion may determine.

4. The Financing Documents, the Forbearance Letter as modified by this Letter Agreement, the Pledge, Assignment and Security Agreement dated as of February 28, 1996 made by Nord in favor of the Banks, the Guaranty dated as of February 28, 1996 made by Nord in favor of the Banks, the Guaranty dated as of February 28, 1996 made by CRL in favor of the Banks and each other document executed and delivered in connection with the Forbearance Letter (collectively, the "Forbearance Documents"), remain in full force and effect and the Company and each Guarantor hereby reaffirms its obligations under each thereof without any claims, set-offs, or defenses, and such documents embody the entire understanding of the Parties hereto, and supersede all prior negotiations, understandings and agreements between them with respect to the subject matter hereof. The Forbearance Letter, as modified hereby, may not be further modified in any manner, except by written agreement signed by all of the Parties hereto. This Letter Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any of the Parties hereto may execute this Letter Agreement by signing any such counterpart. Execution may be evidenced by an originally signed original or by a telecopied signature.

5. The Company and each Guarantor acknowledge that the Banks have no obligation to extend the expiration date of the Extended Forbearance
Period beyond April 1, 1998, to enter into any further forbearances or waivers with respect to the Project, or to make further disbursements, additional loans to or investments in the Project (and the execution of this letter shall not be construed to create any such obligations). Each of the Banks specifically reserves the right to insist on strict compliance with the terms of the Forbearance Letter (as amended hereby), the other Forbearance Documents and, subject to the forbearance and releases granted under the Forbearance Documents, the Financing Documents, and the Company and each Guarantor expressly acknowledges such reservation of rights.

December 30, 1997
Page 4

6. The Company and each Guarantor further acknowledge that (I) CDC, DEG, IFC, and OPIC, at the request of the Company and the Guarantors, may continue to discuss one or more proposals for repayment of the Senior Obligations and the possibility of extending additional financing o the Project; (ii) none of the CDC, DEG, IFC, or OPIC have any obligation to, nor can there be any assurance that any of them will, agree to any repayment proposal or to provide additional financing to the Project; (iii) any discussions and negotiations and negotiations relating to any repayment proposal or any financing or re-financing proposal for the Project were, during the Extended Forbearance Period will be, conducted solely to accommodate the request of the Company and the Guarantors on the express understanding that such discussions, and any payment by the Company or the Guarantors of any fees and expenses of outside counsel for any of CDC, DEG, IFC, or OPIC related thereto, in no way imply, nor do they constitute a basis for reliance, that any if CDC, DEG, IFC or OPIC will agree to any repayment proposal, will provide additional funds to the Project, will enter into any refinancing of its existing Loans, or will extend the Extended Forbearance Period beyond April 1, 1998.

7. This Letter Agreement shall be governed by the Laws of the District of Columbia, without regard to the conflict of laws principles thereof.

     Please sign and return a copy of this Letter Agreement confirming your acknowledgment and agreement with the terms hereof.

SIERRA RUTILE LIMITED

By:                                     Date:
    -----------------------------------       ----------------------
     Name:
     Title:

NORD RESOURCES CORPORATION

By:                                     Date:
    -----------------------------------        ----------------------
     Name:
     Title:

CONSOLIDATED RUTILE LIMITED

By:                                     Date:
    -----------------------------------        ----------------------
     Name:
     Title:

December 30, 1997
Page 5

DECEMBER 1997 EXTENSION LETTER

ACKNOWLEDGED AND AGREED TO BY:

COMMONWEALTH DEVELOPMENT CORPORATION

By:                                         Date:
    -----------------------------------           ----------------------
     Name:
     Title:

DEG- DEUTSCHE INVESTITIONS- UND
ENTWICKLUNGSGESELLSCHAFT MBH

By:                                         Date:
    -----------------------------------           ----------------------
     Name:
     Title:

EXPORT-IMPORT BANK OF THE UNITED STATES

By:                                         Date:
    -----------------------------------           ----------------------
     Name:
     Title:

INTERNATIONAL FINANCE CORPORATION

By:                                         Date:
    -----------------------------------           ----------------------
     Name:
     Title

OVERSEAS PRIVATE INVESTMENT CORPORATION

By:                                         Date:
    -----------------------------------           ----------------------
     Name:
     Title:

                                       ANNEX I

                                 PAYMENT INSTRUCTIONS

For Commonwealth Development Corporation ("CDC"):

     CDC No. 1 Account (#70297631)
     Barclays Bank plc
     54 Lombard Street
     London EC3P 3AH

For DEG- Deutsch Investitions-  und  Entwicklungsgesellschaft  mbH ("DEG"):

     Citibank New York
     Account No. 3849-2573
     Swift Citi US 33
     Reference made to P 1891 SRL  -  Forbearance December 1997

For Export-Import Bank of the United States ("Exim Bank"):

     U.S. Treasury Department
     0210-3000-4 TREAS
     NYC/CTR/NF=/AC-4984
     OBI=EXPORT-IMPORT BANK
     DUE ON EIB CREDIT NO. 2169 and NO. 5732 Sierra Leone

For International Finance Corporation ("IFC"):

     CITIBANK, New York, New York
     For Credit to Account Number: 36085579 ABA 021000089
     International Finance Corporation / Reference # 2609 SIL

For Overseas Private Investment Corporation ("OPIC"):

     U.S. Treasury Department
     New York, NY
     ABA No. 0210-3000-4
     TREAS NYC/CTR/BNF=AC-71000001
     OBI=OPIC IG Number 636-95-324-CR